         MORTGAGE, OPEN END MORTGAGE, DEED OF TRUST, TRUST DEED, DEED TO SECURE DEBT, CREDIT LINE DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

                          Dated: As of January 31, 2000

                       VENTAS REALTY, LIMITED PARTNERSHIP,
                        Mortgagor/Trustor/Grantor/Debtor
                                      -TO-
                 BANK OF AMERICA, N.A., as Administrative Agent,
                   Mortgagee/Beneficiary/Grantee/Secured Party
--------------------------------------------------------------------------------
This instrument is a Mortgage, Open End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement of both real and personal property, including fixtures. Notwithstanding anything to the contrary herein contained,
(a) as to any property located in the States of Arizona, California, Colorado, Idaho, Missouri, Montana, Nebraska, North Carolina, Nevada, Tennessee, Texas, and Washington, this instrument is, among other things, a Deed of Trust; (b) as to any property located in the States of Alabama, Florida, Illinois, Indiana, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, New Mexico, Oklahoma, Pennsylvania, Vermont, Wisconsin, and Wyoming, this instrument is, among other things, a Mortgage; (c) as to any property located in the State of Georgia, this instrument is, among other things, a Deed to Secure Debt; (d) as to any property located in the State of Oregon or Utah this instrument is, among other things, a Trust Deed; (e) as to property located in the State of Virginia, this instrument is, among other things, a Credit Line Deed of Trust as defined in Section 55-58.2 of the Code of Virginia; (f) as to any property located in the State of New Hampshire, this instrument is, among other things, a Mortgage Deed; and (g) as to any property located in the State of Rhode Island, this instrument is, among other things, an Open-End Mortgage to Secure Present and Future Loans under Chapter 25 of Title 34 of the General Laws. For purposes of Sections 49-2(c) and 49-4B(a) of the Connecticut General statutes, Section 5301.232 of the Ohio Revised Code and Section 42 Pa. C.S. Sections 8143-8144, et seq, this instrument is, among other things, an Open-End Mortgage. THIS INSTRUMENT SECURES, AMONG OTHER THINGS, FUTURE ADVANCES AND FUTURE OBLIGATIONS, AND THE PARTIES INTEND THAT THIS INSTRUMENT SECURE FUTURE ADVANCES. As to any property located in Missouri, future advances shall be governed by Section
443.055 RSMO. This instrument contains after-acquired property provisions and secures obligations containing provisions for changes in interest rates, extensions of time for payment and other modifications in the terms of the obligations.
--------------------------------------------------------------------------------
                                    Property:
                               Facility Number 111
                        Rolling Hills Health Care Center
                              36255 St. Joseph Road
                          New Albany, Floyd County, IN

     MORTGAGE, OPEN END MORTGAGE, DEED OF TRUST, TRUST DEED, DEED TO SECURE DEBT, CREDIT LINE DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (said instrument, as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Mortgage") dated as of January 31, 2000, from VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware Limited Partnership having its principal office at 4360 Brownsboro Road, Suite 115, Jefferson County, Louisville, Kentucky 40207-1642, as mortgagor, trustor and grantor hereunder ("Grantor") to BANK OF AMERICA, N.A., a national banking association having an office at 901 Main Street, TX1-492-66-01, Dallas County, Dallas, TX 75202, in its capacity as Administrative Agent for the benefit of the Secured Parties, as mortgagee hereunder to the extent that this Mortgage operates as a mortgage, mortgage deed, or an open end mortgage, and as grantee hereunder to the extent that this Mortgage operates as a deed to secure debt (Bank of America, N.A., in its capacity as Administrative Agent, whether as mortgagee, beneficiary or grantee hereunder, is referred to herein as "Mortgagee").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Ventas Realty, Limited Partnership, as borrower (the "Borrower"), is justly indebted to the Lenders in the aggregate principal sum of up to NINE HUNDRED AND NINETY EIGHT MILLION, THREE HUNDRED SIXTY SEVEN THOUSAND AND NINE HUNDRED DOLLARS ($998,367,900.00), together with interest thereon and other amounts, payable in accordance with and pursuant to (i) that certain Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of April 29, 1998, as amended and restated as of January 31, 2000 among the Borrower, the Guarantors referred to therein, the lenders from time to time party thereto (said lenders, their respective successors and assigns, and any other persons that may thereafter become parties thereto as lenders, being collectively referred to herein as the "Lenders"), Bank of America, N.A., as Administrative Agent and Issuing Bank and Morgan Guaranty Trust Company of New York, as Documentation Agent (said Credit Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") and (ii) certain other loan documents executed and delivered by the Borrower, any of its subsidiaries and the Guarantors pursuant to or in connection with the Credit Agreement; and

     WHEREAS, in this Mortgage, any reference to "Secured Indebtedness" shall mean the total indebtedness, obligations and liabilities to be secured by this Mortgage consisting of the sum of the following:

     (i) the aggregate principal of all Loans and other advances made and to be made by the Lenders under the Credit Agreement, the outstanding amount of which shall not exceed NINE HUNDRED AND NINETY EIGHT MILLION, THREE HUNDRED

     SIXTY SEVEN THOUSAND AND NINE HUNDRED DOLLARS ($998,367,900.00) ("Mortgage Amount") at any time; plus

     (ii) interest on the principal amount of all Loans made and to be made by the Lenders under the Credit Agreement, as provided in the Credit Agreement; plus

     (iii) all other amounts payable under the Credit Agreement, this Mortgage and any other Fundamental Document (as defined herein) which relate to the Credit Agreement, or any of the security therefor, in each case as the same may be amended, amended and restated, modified or supplemented from time to time (including advances to protect the collateral and all costs of enforcement), or as the maturities thereof may be extended or renewed from time to time; plus

     (iv) any and all Hedging Obligations payable by Borrower to the Hedging Banks or any amounts payable to Bank of America, N.A. or any other Lender in connection with any bank account maintained by the Borrower or any other Credit Party (as defined in the Credit Agreement) with Bank of America, N.A. or any other Lender or any other banking services provided to the Borrower or with any other Credit Party by Bank of America, N.A., Morgan Guaranty Trust Company of New York or any other Lender with respect to, or in any way related to, any of the Fundamental Documents; plus

     (v) any other Obligations (as defined in the Credit Agreement) of the Borrower; and

     WHEREAS, the final maturity of the Secured Indebtedness is December 31, 2007 ("Maturity Date"); and

     WHEREAS, Grantor is required to execute and deliver this Mortgage pursuant to the terms of the Credit Agreement;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, to ratably secure the punctual payment by Grantor when due, whether at stated maturity, by acceleration or otherwise, of the Secured Indebtedness and the performance and observance of all other covenants, obligations and liabilities of Grantor under the Credit Agreement, this Mortgage or any other document referred to as a Fundamental Document under the Credit Agreement (the Credit Agreement, this Mortgage and such other documents being herein collectively called the "Fundamental Documents"), Grantor does hereby grant, bargain and sell, give, mortgage, warrant, convey, alien, remise, release, assign, transfer, grant a security interest in, set over, deliver and confirm unto Trustee in trust and to Mortgagee, as applicable, and their respective successors and assigns forever, upon the terms and conditions of this Mortgage, with power of sale and right of entry and possession (to the extent permitted by Applicable Law), each and all of the real property, and further grants to Trustee and to Mortgagee, as applicable, and their successors and assigns forever, a security interest in and to all other property, described in the Granting Clauses set forth below.

     Notwithstanding anything to the contrary herein contained,

1. to the extent the Mortgaged Property (as hereinafter defined) is located in any of the following States, this Mortgage shall be deemed to be and shall be enforceable as a mortgage, assignment of leases and rents, security agreement and financing statement: Alabama, Florida, Illinois, Indiana, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, New Mexico, Oklahoma, Pennsylvania, Vermont, Wisconsin, and Wyoming;

2. to the extent the Mortgaged Property is located in any of the following States, this Mortgage shall be deemed to be and shall be enforceable as a deed of trust, assignment of leases and rents, security agreement and financing statement: Arizona, California, Colorado, Idaho, Missouri, Montana, Nebraska, North Carolina, Nevada, Tennessee, Texas and Washington;

3. to the extent the Mortgaged Property is located in any of the following States, this Mortgage shall be deemed to be and shall be enforceable as an open end mortgage, assignment of leases and rents, security agreement and fixture financing statement: Connecticut, Ohio and Rhode Island;

4. to the extent the Mortgaged Property is located in Georgia this Mortgage shall be deemed to be and shall be enforceable as a deed to secure debt, assignment of leases and rents, security agreement and financing statement;

5. to the extent the Mortgaged Property is located in Virginia, this Mortgage shall be deemed to be and shall be enforceable as a credit line deed of trust, assignment of leases and rents, security agreement and financing statement;

6. to the extent that the Mortgaged Property is located in Oregon or Utah, this Mortgage shall be deemed to be and shall be enforceable as a trust deed, assignment of leases and rents, security agreement and financing statement; and,

7. to the extent that the Mortgaged Property is located in the State of New Hampshire, this Mortgage shall be deemed to be and shall be enforceable as a mortgage deed, assignment of leases and rents, security agreement and financing statement.

     Wherever herein contained, the phrase "Trustee and Mortgagee, as applicable" or any similar phrase

          a. shall be deemed to refer to "Trustee for the benefit of Mortgagee, as beneficiary," to the extent the Mortgaged Property is located in any of the States listed in subsections 2, 5, and 6 above, other than Missouri;

          b. shall be deemed to refer to "Mortgagee" to the extent the Mortgaged Property is located in any of the States listed in subsection 1, 3 or 7 and in such States Trustee shall have no rights, powers or obligations and all references herein to Trustee and Beneficiary shall be deemed deleted; and

          c. shall be deemed to refer to "Grantee" to the extent the Mortgaged Property is located in any of the States listed in subsection 4; and

          d. to the extent the Mortgaged Property is located in Missouri, shall be deemed to refer (i) to Trustee for the benefit of Mortgagee in relation to the grant of a lien on real property, to the habendum clause and to the provisions relating to power of sale, (ii) to both Trustee and Mortgagee in relation to the grant of a security interest in personal property and fixtures and rights related thereto, and (iii) to Mortgagee in all other instances, provided that nothing contained in this Mortgage shall be construed to give Trustee the authority to exercise any rights or remedies granted in this Mortgage without prior written authorization by Mortgagee or the right or obligation to receive any payment of rents or other amounts except in connection with the exercise of the power of sale.

     To the extent the Mortgaged Property is located in any of the States listed in subsections 2 or 5 above, references to Mortgagee shall, if the context so requires, be deemed to be references to Mortgagee, as beneficiary.

     To the extent the Mortgaged Property is located in any of the following States, the term "Mortgaged Property," whenever used in this Mortgage, shall be deemed to be references to "Trust Property": Arizona, California, Colorado, Idaho, Missouri, Montana, Nebraska, North Carolina, Nevada, Oregon, Utah, Tennessee, Texas and Washington.

     Notwithstanding anything to the contrary herein contained, to the extent the Mortgaged Property is located in the State of Pennsylvania, this Mortgage shall not be deemed to be a purchase money mortgage.

     Notwithstanding anything to the contrary herein contained, to the extent the Mortgaged Property is located in the State of Illinois, for purposes of Ill. Rev. Stat. ch. 110, paragraph 15-1302, all monies advanced to Grantor pursuant to the terms of the Credit Agreement or other Fundamental Document subsequent to the recording date of this Mortgage shall be deemed to be in furtherance of the terms of this Mortgage and the Credit Agreement secured by this Mortgage.

                                GRANTING CLAUSES
                                ----------------

     ALL of the estate, right, title and interest of the Grantor in and to all of those certain lot(s), piece(s) or parcel(s) of land described on Schedule "A" attached hereto and made a part hereof for all purposes, and all tenements, hereditaments, servitudes, appurtenances, rights, privileges, and immunities belonging or appertaining thereto (the foregoing is collectively referred to as the "Land"); and

     TOGETHER WITH, all of the estate, right, title and interest of the Grantor, as lessor, both at law and in equity, under each lease identified on Schedule B attached hereto, as the same may be hereafter amended, modified, restated, extended, supplemented, renewed or consolidated, and all other leases which may now or hereafter be entered into in respect of the Mortgaged Property, as the same may be hereafter amended, modified, restated, extended, supplemented, renewed or consolidated and all subleases, licenses, occupancy agreements or concessions whereby any Person has agreed to pay money or any consideration to the Grantor for the use, possession or occupancy of the Mortgaged Property or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (each of the foregoing is referred to as a "Lease" and collectively are referred to as the "Leases") and all rights in and to any deposits of cash, securities or other property which may be held at any time and from time to time by Grantor as the lessor under the Leases to secure the performance of the covenants, conditions and agreements to be performed by any lessee thereunder;

     TOGETHER WITH, all of the estate, right, title and interest of the Grantor, as lessee, both at law and in equity, under each lease identified on Schedule B attached hereto, as the same may be hereafter amended, modified, restated, extended, supplemented, renewed or consolidated, and all other leases which may now or hereafter be entered into by Grantor as lessee in respect of the Mortgaged Property, as the same may be hereafter amended, modified, restated, extended, supplemented, renewed or consolidated (each of the foregoing is referred to as a "Ground Lease" and collectively are referred to as the "Ground Leases") and all rights in and to any deposits of cash, securities or other property which may be held at any time and from time to time by any lessor under a Ground Lease to secure the performance of the covenants, conditions and agreements to be performed by Grantor as lessee thereunder and any option or right of first refusal to purchase the fee simple title to the Land, or any greater interest therein that Grantor now owns; and

     TOGETHER WITH, all right, title and interest of Grantor in and to all structures, buildings, facilities and other improvements thereto or thereon situate heretofore or hereafter erected or placed on the Land, and in and to all building materials, equipment and fixtures of every kind and nature now or hereafter located on the Land (the foregoing is collectively referred to as the "Improvements"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to all tenements, hereditaments, rights, rights-of-way, easements, privileges, liberties, riparian rights and appurtenances thereunto belonging, or in any way appertaining to the Real Property (as such term is defined herein) (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all right, title and interest, if any, of the Grantor in and to all gas, oil, minerals, coal and other substances of any kind or character underlying such Real Property; all estate, claim, demand, right, title or interest, if any, of the Grantor in and to any street, road, highway, or alley (vacated or otherwise) adjoining said Real Property or any part thereof (the foregoing is collectively referred to as the "Appurtenances"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to all machinery, equipment, fixtures, furniture, fittings, inventory, appliances, tools, accessories, building or construction materials and other property of every kind whatsoever owned by Grantor (and, with respect to a lease of any of the foregoing, to the extent of Grantor's rights as a lessee thereunder), or in which Grantor has any right, title or interest, now or hereafter attached to, or located in or upon, or used in connection with, the Real Property, together with any and all additions thereto, substitutions therefor, and repairs, replacements, improvements, and restorations thereof (including, without limitation, all elevators, escalators, utility installations, plumbing, boilers, heating, lighting, ventilation, air conditioning equipment, roof tanks, motors, steam piping, sprinkler systems, cleaning equipment, spare parts of any kind whatsoever, and other installations and fixtures of every kind whatsoever), and all cash and non-cash proceeds thereof, all of which shall be deemed to be and remain and form a part of the realty (to the maximum extent permitted by law) and are covered by the lien of this Mortgage (the foregoing is collectively referred to as the "Equipment"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to all contracts, agreements, options, rights of first refusal or rights of first offer and other agreements, understandings or arrangements relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Property or any part thereof, and all income, profits, benefits, avails, advantages and claims against guarantors under any of them (the foregoing is collectively referred to as the "Contracts"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to all licenses, permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Property or any part thereof, (all of the foregoing is collectively referred to as the "Permits"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to all drawings, plans, specifications and similar or related items relating to the Real Property (the foregoing is collectively referred to as the "Plans"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to any and all awards, damages, payment and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, injury or destruction in any manner caused to the Real Property or the improvements thereon, or any part thereof (the foregoing is collectively referred to as the "Condemnation Awards"); and

     TOGETHER WITH, all right, title and interest of Grantor in and to the insurance policies required to be maintained by the Grantor pursuant to the Credit Agreement or this Mortgage ( the foregoing is collectively referred to as the "Insurance Policies") and any and all proceeds of insurance policies of every kind whatsoever, including title insurance (and all unearned premiums thereon), now or hereafter payable by reason of any damage or destruction to the Real Property, whether payable under the Insurance Policies or otherwise, and all interest thereon (the foregoing is collectively referred to as the "Insurance Policies and Proceeds"); and

     TOGETHER WITH, all right, title and interest of the Grantor in and to all other proceeds of the foregoing (the foregoing is collectively referred to as the "Proceeds"). (In this Mortgage, the Land, the Leases, the Ground Leases, the Appurtenances, the Improvements, and the Equipment are collectively referred to as the "Real Property"; provided, however, that where the context would require reference to tangible real property, the term "Real Property" shall mean the Land, the Improvements, the Appurtenances and the Equipment and the other items of tangible property which are referred to in the granting clauses hereinabove set forth. The Real Property and all the other rights, interests, benefits and properties described in the foregoing granting clauses is collectively referred to as the "Mortgaged Property").

     TO HAVE AND TO HOLD the above granted, conveyed, mortgaged and warranted Mortgaged Property unto the Mortgagee, its successors, heirs and assigns, to its and their own proper use, benefit and behoove forever,

     PROVIDED THAT this Mortgage shall be discharged at the expense of Grantor upon the Bank Credit Termination Date; or, if the Credit Agreement provides for a discharge or release of the lien of this Mortgage or the reconveyance of the Mortgaged Property to Grantor upon the payment to Mortgagee of a specified sum other than the entire Secured Indebtedness (herein referred to as the "Release Price"), upon payment in full of the Release Price to Mortgagee; or as otherwise expressly provided in the Credit Agreement.

                                    ARTICLE I
                                    ---------

     GRANTOR  REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH
     TRUSTEE AND MORTGAGEE AS FOLLOWS:

     Section 1. Definitions. In this Mortgage, all words and terms not defined herein shall have the respective meanings and be construed herein as provided in the Credit Agreement. Any reference to a provision of the Credit Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein. In this Mortgage, unless otherwise specified, references to this "Mortgage" or to "Lease(s)," "Credit Agreement," or "Fundamental Document(s)" shall include all renewals, modifications, amendments, restatements, supplements, extensions, consolidations, substitutions, spreaders and replacements thereof, in whole or in part.

     Section 2. Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any person other than the Grantor, the Trustee and the Mortgagee any right, remedy or claim under, or by reason hereof. All covenants, stipulations and agreements herein contained by and on behalf of the Grantor shall be for the sole and exclusive benefit of the Trustee on behalf of the Mortgagee, and the Mortgagee, as agent for the Secured Parties.

     Section 3. No Credit for Taxes Paid. Grantor shall not be entitled to any credit against payments due hereunder by reason of the payment of any taxes, assessments, water or sewer rent or other governmental charges levied against the Mortgaged Property.

     Section 4. Representations; Seisin and Warranty. Grantor represents and warrants that the Grantor is the owner of a good, valid and subsisting ownership interest in the Real Property (except for trade fixtures and other improvements and property owned by tenants under any Lease) free and clear of all liens other than liens which are Permitted Encumbrances. As and to the extent required under the provisions of Section 5.10 of the Credit Agreement, Grantor shall warrant, defend and preserve such title and the rights granted by this Mortgage against all claims of all Persons and shall maintain the Real Property free and clear of all liens other than liens which are Permitted Encumbrances. Grantor further warrants that it has the absolute right to grant this Mortgage without the necessity of obtaining the consent of any Person. This Mortgage constitutes a valid, binding and enforceable first lien on the Mortgaged Property, subject only to the Permitted Encumbrances (as said term is defined in the Credit Agreement). Grantor shall cause the representation and warranties in this
Section 4 to continue to be true in each and every respect.

     Section 5. Preservation, Maintenance and Repair. Subject to the provisions of Section 5.3 of the Credit Agreement, all buildings, structures and other improvements which are presently erected or in the future are to be erected upon the Real Property, shall be kept and maintained or caused to be kept and maintained in good and substantial repair, working order and condition. All of Grantor's right, title and interest in and to all alterations, replacements, renewals or additions made pursuant to this Section shall automatically become and constitute a part of the Mortgaged Property and shall be covered by the lien of this Mortgage.

     Section 6. No Additional Liens. Subject to the provisions of Section 6.8 of the Credit Agreement, Grantor shall not, without the prior express written consent of the Mortgagee, remove or suffer to be removed from the Mortgaged Property any fixtures subject to the lien hereof (as the term "fixtures" is defined by the law in the State in which the Real Property is located) and including all personal property owned by Grantor located on and used in connection with the Real Property, presently or in the future to be incorporated into, installed in, annexed or affixed to the Mortgaged Property (unless such fixtures and property have been replaced with similar fixtures of equal or greater value; are removed by a tenant in accordance with the rights of such tenant under its Lease; or are sold, disposed of or removed in accordance with the terms of the Credit Agreement); nor, except as expressly provided or permitted pursuant to the Credit Agreement, will the Grantor execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions or replacements thereof or upon any fixtures in the future to be installed in, annexed or affixed to the Mortgaged Property, without the prior express written consent of the Mortgagee.

     Section 7. Secured Indebtedness; Performance. Grantor shall duly and punctually pay when due the Secured Indebtedness. Grantor will perform and observe all of its obligations under the Credit Agreement and the other Fundamental Documents to which it is a party. Grantor shall duly perform and abide by the terms and covenants herein.

     Section 8. Waiver. The acceptance by the Trustee or Mortgagee of any payments hereunder, after Default, or the failure of the Trustee or Mortgagee, in any one or more instances to insist upon strict performance by the Grantor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

     Section 9. Mortgage as Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code of the State in which the Real Property is situated, and the Grantor hereby grants to the Mortgagee a security interest in all of Grantor's right, title and interest in and to all goods, inventory, furniture, fixtures and equipment, and all other machinery, appliances, furnishings, tools, personal property and building materials, now owned or hereafter acquired by the Grantor, and installed or to be installed in or on the Mortgaged Property, or used or to be used in the business, management or operation of the Mortgaged Property, and all substitutions, replacements, additions and accessions thereto (provided that any such substitutions, replacements, additions and accessions thereto shall be of equal or greater value), together with all cash and non-cash proceeds thereof. The names and mailing addresses of Grantor (Debtor), Mortgagee (Secured Party) and Trustee appear at the beginning hereof. The Grantor shall execute, deliver, file and refile any financing statements, or continuation statements that the Trustee or Mortgagee may reasonably require from time to time to perfect or confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Grantor hereby irrevocably authorizes the Mortgagee to file UCC financing statements and any amendments thereto or continuations thereof, and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect or confirm the lien of this Mortgage with respect to such property, in all cases without the signature of Grantor or to execute such items as attorney-in-fact for Grantor; provided, that Mortgagee shall provide copies of any such documents or instruments to Grantor. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property," and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the Bank Credit Termination Date or until this Mortgage is otherwise discharged or released in accordance with the terms of the Credit Agreement. This instrument shall be deemed a fixture financing statement under the Uniform Commercial Code of the State in which the Real Property is situated.

     Section 10. No Assignment. Unless otherwise expressly provided or permitted in the Credit Agreement, this Mortgage shall not be assigned by the Grantor without the prior express written consent of the Mortgagee.

     Section 11. Date of Mortgage. The date of this Mortgage shall be for identification purposes only and shall not be construed to imply that this Mortgage was executed on any date other than the respective dates of the acknowledgments of the parties hereto. This Mortgage shall become effective upon its delivery.

     Section 12. Taxes; Recording Taxes and Fees. (a) Subject to the provisions of Section 5.9 and Section 6.2 (g) of the Credit Agreement, Grantor shall promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments, municipal or governmental rates, charges, impositions, liens and water and sewer rents or any part thereof (each an "Imposition", collectively the "Impositions"), heretofore or hereafter imposed upon the Mortgaged Property, Grantor or in respect of this Mortgage. Within fifteen (15) Business Days of a written request by Trustee or Mortgagee, Grantor shall submit or cause to be submitted to Mortgagee receipted bills or other evidence showing payment of the Impositions or that the same are being contested on the terms set forth in Section 5.9 or 6.2 (g) of the Credit Agreement.

     (b) Grantor will pay all filing, registration or recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any assignments of leases and rents, profits and leases, any security instrument with respect to any equipment, any subordination, non-disturbance and attornment agreement in connection with any Lease, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, mortgage recording taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to any equipment or any instrument of further assurance.

     Section 13. Change in Laws. During the term of this Mortgage, in the event of the passage of any law or regulation which changes in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Trustee, Mortgagee, Secured Parties or the Lenders, then and in such event, the Grantor shall bear and pay the full amount of such taxes; provided however, that Grantor shall not be responsible for the payment of any income or franchise taxes of the Trustee, Mortgagee, Secured Parties or the Lenders.

     Section 14. Insurance. Grantor shall maintain in full force and effect or cause to be maintained in full force and effect Insurance Policies during the life of this Mortgage, insuring the Mortgaged Property against fire, extended coverage and other insurable hazards, casualties and contingencies as required under Section 3.30 and Section 5.5 of the Credit Agreement.

     Section 15. Damage and Destruction. If the Mortgaged Property, or any material part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, Grantor shall give notice thereof to Mortgagee within thirty (30) days after the occurrence of such casualty. Notwithstanding anything to the contrary contained herein or in any other provision of Applicable Law, the proceeds of Insurance Policies coming into the possession of Trustee or Mortgagee shall not be deemed trust funds and such proceeds shall be held, applied, and disbursed in accordance with Section 2.8(e) of the Credit Agreement, without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place.

     Section 16. Condemnation/Eminent Domain. Promptly upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof which would result in Condemnation Proceeds of $300,000 or more, Grantor will notify Mortgagee in writing of the pendency of such proceedings. Grantor shall, at its sole expense, diligently prosecute any such proceeding. All Condemnation Awards shall be held, applied, and disbursed in accordance with Section 2.8(f) of the Credit Agreement.

     Section 17. Compliance with Laws. Grantor agrees to comply or cause compliance with all Applicable Laws relating to the Mortgaged Property as and to the extent required by the terms of the Credit Agreement. Without limiting any other provision of this Mortgage, the Grantor shall not initiate, consent to or affirmatively support any change in applicable zoning which would materially and adversely affect the value of the lien created by this Mortgage or seek any zoning variance or permission which would materially and adversely affect the value of the lien created by this Mortgage, in either case without the consent of Mortgagee, which consent shall not be unreasonably withheld, or except to the extent Grantor is required to take any of such actions, or to cooperate therewith pursuant to the terms of any Lease.

     Section 18. Environmental Laws. Grantor shall comply or cause compliance with all of the terms, conditions and provisions of the Credit Agreement relating to compliance with Environmental Laws; notification requirements with respect to violations or potential violations thereof; testing, sampling and investigation requirements; and all other requirements and obligations with respect to Environmental Laws, in each case as and to the extent required in the Credit Agreement. Nothing herein, in the Credit Agreement or other Fundamental Documents shall be construed as devolving control of the Real Property or imposing "owner or operator" status upon Trustee or Mortgagee prior to any purchase of the Real Property by Mortgagee at foreclosure or the taking of a deed in lieu of foreclosure.

     Section 19. Indemnification. If any action or proceeding arising out of or relating to the Mortgaged Property, this Mortgage or any of the transactions contemplated herein shall be commenced, to which action or proceeding the holder of this Mortgage is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable attorneys' fees, charges and disbursements through all appeals but excluding any such expenses to the extent incurred (x) by reason of the gross negligence or willful misconduct, as determined by a final order or judgment of a court of competent jurisdiction, of Mortgagee, or (y) in any litigation in which Mortgagee and Grantor are adverse to each other, and in which the Grantor prevails on its claims and the Mortgagee does not prevail on its defenses or its counterclaims interposed in such litigation), shall be paid by the Grantor, and until so paid, any such sum and the interest thereon shall be a lien on the Mortgaged Property, prior to any right, or title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant. The indemnity obligations of Grantor set forth in this Section 19 are in addition to and not in limitation of any indemnity obligations provided in the Credit Agreement and shall survive (on an unsecured basis) the Bank Credit Termination Date, the termination of the Credit Agreement and/or the discharge and release of this Mortgage.

     Section 20. Assignment of Leases and Rents. The Grantor hereby assigns to the Mortgagee all Leases, rents, issues and profits (collectively the "Rents") relating to or arising out of or from the Mortgaged Property as further security for the payment of the Secured Indebtedness secured hereby, and the Grantor grants to the Trustee and Mortgagee the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting the Rents and to let the Mortgaged Property or any part thereof, and to apply the Rents after payment of all necessary charges and expenses, on account of the Secured Indebtedness. The assignments of the Leases and Rents are and shall be present, absolute and irrevocable assignments and not merely the passing of a security interest and such assignments shall continue in effect until the Bank Credit Termination Date or until this Mortgage is otherwise discharged and released in accordance with the terms of the Credit Agreement; provided however, for so long as no Event of Default exists, the Trustee and Mortgagee hereby waive the right to enter upon and to take possession of the Mortgaged Property for the purpose of collecting the Rents and further grant to Grantor a revocable license to collect the Rents. Said license shall terminate and be revoked automatically upon the occurrence of an Event of Default. Grantor shall not, without the written consent of the Mortgagee (i) receive or collect rent from any tenant of the Mortgaged Property or any part thereof for a period of more than one month in advance, (excluding any security deposits as provided in leases expressly approved by the Mortgagee or otherwise permitted by the Credit Agreement); and
(ii) except as expressly permitted by the Credit Agreement, assign or attempt to assign the Leases or the Rents to any Person other than Mortgagee. Upon the occurrence of any Event of Default, Grantor shall pay the Rents or cause the Rents to be paid to the Mortgagee, or to any receiver appointed to receive the Rents.

     Section 21. Mortgagee's Performance of Grantor's Obligations. Subject to the restrictions on the following actions contained in any Lease and Grantor's ability to enforce the Leases in a commercially reasonable manner, if Grantor shall fail to do any act or thing which it has covenanted to do hereunder, under the Credit Agreement or other Fundamental Document, or any representation or warranty of Grantor shall be breached, Mortgagee or Trustee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and there shall be added to the debt secured by this Mortgage until paid, the costs and expenses incurred by Mortgagee or Trustee in so doing (including without limitation reasonable attorneys' fees, charges and disbursements through all appeals), and any and all amounts expended by Mortgagee or Trustee in taking any such action shall be repayable upon demand therefor and shall bear interest at a rate per annum set forth in Section 2.9(a)(iii) of the Credit Agreement from time to time in effect from the date advanced to the date of repayment. Any such sums and the interest thereon shall be a lien on the Mortgaged Property prior to any other lien attaching to or accruing subsequent to the lien of this Mortgage to the fullest extent permitted by law.

     Section 22. No Waiver of Existing or Future Rights. No other security previously or hereafter granted by Grantor to Trustee or Mortgagee to secure payment of the amount secured by this Mortgage shall be impaired or affected by this Mortgage; and no security subsequently taken by Trustee or Mortgagee to secure payment of the amount secured by this Mortgage shall affect or impair the lien of this Mortgage, but all such additional security shall be deemed cumulative. Trustee or Mortgagee may resort for payment of the amount secured by this Mortgage to any security held by Trustee or Mortgagee, in such order and manner as Mortgagee, in its sole discretion, may elect.

     Section 23. Permitted Exceptions. Except as permitted pursuant to the Credit Agreement, at no time throughout the term of this Mortgage shall the Grantor create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest or encumbrance on or with respect to any of the Mortgaged Property.

     Section 24. Lease Provisions. Grantor covenants and agrees specifically with respect to each Lease, and the leasehold estate created thereunder that:

     (a) In case any proceeds of insurance upon the Land, the Mortgaged Property or any part thereof are deposited with any person other than the Mortgagee pursuant to the requirements of the Lease, Grantor will promptly notify the Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.

     (b) Grantor will promptly notify the Mortgagee in writing of any request made by either party to a Material Lease to the other party thereto for arbitration or appraisal proceedings pursuant to such Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to Mortgagee a copy of the determination of the arbitrators or appraisers in each such proceeding.

     (c) As further security for the Secured Indebtedness, Grantor hereby agrees to deposit with the Mortgagee a fully executed counterpart of the Lease and all supplements thereto and amendments thereof, in each case if and to the extent Grantor possesses such documents, to be retained by the Mortgagee until the Bank Credit Termination Date or until this Mortgage is otherwise discharged and released in accordance with the terms of the Credit Agreement.

     (d) As to any Material Lease relating to all or any portion of the Mortgaged Property, Grantor shall (i) as and to the extent required under the provisions of Section 5.8 of the Credit Agreement, appear in and defend any action or proceeding arising under or in any manner connected with such Lease or the obligations of Grantor as lessor thereunder; (ii) exercise, within ten (10) days after a request by Mortgagee, any right to request from the lessee a certificate with respect to the status thereof; (iii) deliver to Mortgagee upon Mortgagee's request, a written statement, certified by Grantor as being true, correct and complete, to the best of Grantor's knowledge, containing the names of all lessees under Material Leases affecting the Mortgaged Property, the terms of all such Leases and the spaces occupied and rentals payable thereunder, and a list of all Material Leases which are then in default, including the nature and magnitude of such default.

     (e) All Leases entered into by Grantor after the date hereof shall provide that all rights of any lessees thereunder shall be subject and subordinate in all respects to the lien and provisions of this Mortgage unless Mortgagee shall otherwise elect in writing. With respect to such Leases, Grantor shall use all commercially reasonable efforts to deliver to Mortgagee as soon as reasonably practicable after the effective date of such Leases, executed and acknowledged subordination, non-disturbance and attornment agreements and estoppel certificates, in form and substance reasonably satisfactory to Mortgagee and Grantor; provided, that commercially reasonable efforts shall not be construed as requiring payment of any consent fee or other consideration for any third party's execution and delivery of any such agreement.

     Section 25. Ground Lease Provisions. (a) Grantor covenants and agrees specifically with respect to each Ground Lease and the leasehold estate created thereunder that, subject to the restrictions on any of the following actions contained in any Lease and the Grantor's ability to enforce the Leases in a commercially reasonable manner, Grantor shall maintain the Ground Lease in full force and effect and not take or allow to be taken any action that would terminate or cancel, or permit the termination or cancellation of, the Ground Lease without the prior written consent of Mortgagee and the Required Lenders, which consents shall not be unreasonably withheld. Notwithstanding the foregoing, the obligation of Grantor to perform the covenants and agreements set forth in this Section 25(a) shall be no greater than the obligations of Grantor set forth in the Credit Agreement.

     (b) Grantor shall pay on or before the due dates thereof all rents and other amounts payable under the provisions of the Ground Lease (subject to the expiration of any cure period applicable thereto) and subject to the restrictions on the following actions contained in any Lease and Grantor's ability to enforce the Leases in a commercially reasonable manner, will timely and fully observe and perform all of the terms, covenants, agreements and conditions of the Ground Lease required therein to be observed and performed by Grantor as lessee; provided however, that the obligation of Grantor to perform the covenants and agreements set forth in this sentence shall be no greater than the obligations of Grantor set forth in Section 5.8 of the Credit Agreement. Grantor shall upon written request, furnish to Mortgagee satisfactory evidence of payment evidencing the payment of all rents due thereunder, which evidence shall be furnished to Mortgagee semiannually for the preceding months of such semiannual period. Grantor will not do or permit anything to be done, the doing of which or refrain from doing anything, the omission of which, will terminate or impair or tend to impair the security of this Mortgage or will be grounds for terminating the Ground Lease or declaring a forfeiture thereof; provided however, that the obligation of Grantor to perform the covenants and agreements set forth in this sentence shall be no greater than the obligations of Grantor set forth in Section 5.8 of the Credit Agreement.

     (c) Grantor agrees that in the event of the acquisition by Grantor at any time of the fee estate in the Land described in Schedule "A" attached hereto, or any part thereof, there shall be no merger of such fee estate with the leasehold estate created and existing by virtue of the Ground Lease, and the Ground Lease shall remain in full force and effect in accordance with its terms as a separate and distinct estate in the land.

     (d) If an Event of Default has occurred and is continuing, at Mortgagee's election, Mortgagee may make any payments or do any act or thing required to be paid or done by the Grantor as lessee under the Ground Lease. Thereupon Mortgagee shall in addition to all other remedies of Mortgagee available herein, in the Credit Agreement or other Fundamental Documents, be fully subrogated to any and all rights of Grantor, as lessee, under the terms and provisions of the Ground Lease arising from or relating to such payment or performance.

     (e) Grantor will not surrender the leasehold estate created by the Ground Lease, nor terminate or cancel the Ground Lease, in each case without the consent of the Mortgagee and the Required Lenders, which consents shall not be unreasonably withheld, and Grantor will not modify, change, supplement, alter, or amend the Ground Lease either orally or in writing other than as permitted by
Section 6.21 of the Credit Agreement.

     (f) No release or forbearance of any obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Grantor from any of its obligations under this Mortgage.

     (g) Grantor will promptly notify Mortgagee in writing of the commencement of a proceeding under the federal bankruptcy laws by or against the lessor under a Ground Lease.

     (h) If any of the Secured Indebtedness secured hereby remains unpaid at the time when notice may be given by the lessee under the Ground Lease of the exercise of any right to renew or extend the term of the Ground Lease, Grantor will properly and timely exercise such right of extension or renewal and promptly give notice to the lessor of the exercise of such right of extension or renewal, provided that Grantor shall not be obligated to exercise any right to renew or extend the term of the Ground Lease unless the property which is the subject of such Ground Lease has been subleased by the Grantor pursuant to a Material Lease, and the term of the Ground Lease will expire prior to the expiration of such sublease if such renewal or extension right is not exercised by Grantor.

     (i) In case any proceeds of insurance upon the Land, the Mortgaged Property or any part thereof are deposited with any person other than Mortgagee pursuant to the requirements of the Ground Lease, Grantor will promptly notify Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.

     (j) Grantor will promptly notify Mortgagee in writing of any request made by either party to the Ground Lease to the other party thereto for arbitration or appraisal proceedings pursuant to the Ground Lease, and of the institution of any arbitration or appraisal proceedings and promptly deliver to Mortgagee a copy of the determination of the arbitrators or appraisers in each such proceeding.

     (k) As further security for the Secured Indebtedness, Grantor hereby agrees to deposit with the Mortgagee a fully executed counterpart of the Ground Lease and all supplements thereto and amendments thereof, to be retained by the Mortgagee until the Secured Indebtedness secured hereby is fully paid, in each case if and to the extent Grantor possesses such documents.

     (l) For purposes of Section 4 of Article 1, the term "ownership interest in the Real Property" shall mean "leasehold estate in the Real Property."

     Section 26. Transfer of Mortgaged Property. Except as permitted pursuant to the provisions of Section 6.8 of the Credit Agreement, Grantor shall not sell, transfer, convey or assign all or any portion of, or any interest in the Mortgaged Property, whether legal or equitable, by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest, lease option, contract or any other method of conveyance of real property interests.

     Section 27. Future Advances. This Mortgage shall secure the payment of all loans, monies, credit and other Secured Indebtedness advanced under the Credit Agreement and the other Fundamental Documents and/or this Mortgage or otherwise, whether the entire amount shall have been advanced at the date hereof or at a later date, or having been advanced, shall have been repaid in part and further advances made at a later date, and whether or not related to the original advances, together with the specified interest thereon. It is understood that, at any time before the cancellation and release of this Mortgage, the Credit Agreement and the other Fundamental Documents and/or this Mortgage or other document related to any Secured Indebtedness, including the terms of repayment, may from time to time be modified or amended in writing thereon by the parties liable thereon and the holder thereof to include any future advance or advances for any purpose made by the holder, at its option, to or for said parties liable thereon.

     Section 28. Application of Payments and Repayments. So long as the balance of the Loans exceeds the portion of the Secured Indebtedness secured by this Mortgage, any payments and repayments of the Loans by Borrower shall not be deemed to be applied against, or to reduce, the portion of the Secured Indebtedness secured by this Mortgage. Such payments shall instead be deemed to reduce only such portions of the Secured Indebtedness as are secured by mortgages and deeds of trust encumbering real property located outside the State in which the Real Property is located, which mortgages and deeds of trust also secure in part the Secured Indebtedness (except to the extent, if any, that specific mortgages and deeds of trust in such states contain specific limitations on the amount secured).

     Section 29. Other Security. Trustee or Mortgagee may resort to any other security held by Trustee or Mortgagee for the payment of the Secured Indebtedness or the performance of the Obligations in such order and manner as Mortgagee may elect; provided however, that Trustee or Mortgagee may resort to the sale of any other security held by Trustee or Mortgagee for the payment of the Secured Indebtedness or the performance of the Obligations to the extent that the sale of any such other security is, in the reasonable judgment of Mortgagee, necessary for the payment of the Secured Indebtedness or the performance of the Obligations and no such action by Trustee or Mortgagee shall operate to modify or terminate any of the rights, powers or remedies contained in the Credit Agreement or other Fundamental Documents.

     Section 30. No Exhaustion of Remedies Required. Notwithstanding anything contained herein to the contrary, neither Trustee nor Mortgagee shall be under any duty to Grantor, any Affiliate, or others, including, without limitation, the holder of any junior, senior or subordinate mortgage on the Mortgaged Property or any part thereof or on any other security held by Trustee or Mortgagee, to exercise or exhaust all or any of the rights, powers and remedies available to Trustee or Mortgagee, whether under this Mortgage or any other document evidencing or securing the payment of the Secured Indebtedness or the performance of the Obligations prior to the sale of the Mortgaged Property.

     Section 31. No Merger of Estates. If the Real Property consists of a leasehold estate, then so long as the Secured Indebtedness shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to any leasehold estate in the Real Property created by the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates either in the lessor or in the lessee under the Lease or in a third party, by purchase or otherwise. Grantor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Real Property, or any part thereof, covered by the Lease or this Mortgage, this Mortgage shall attach to and cover and be a lien upon such other estate so acquired, and such other estate so acquired by Grantor shall be mortgaged to Mortgagee and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged. Grantor shall, upon demand, execute such further instruments to facilitate the intent of this Section as Trustee or Mortgagee shall reasonably request.

     Section 32. Revolving Credit Loans. The Obligations secured by this Mortgage include Revolving Credit Loans made, and Obligations relating to Letters of Credit issued or extended under the Credit Agreement which are advanced, paid and readvanced from time to time. Notwithstanding the amount outstanding at any particular time, this Mortgage secures the total amount of Obligations (except to the extent, if any, that the amount secured by this Mortgage is limited to fixed amounts in certain states specified in this Mortgage). The unpaid balance of the Revolving Credit Loans and the Obligations relating to Letters of Credit issued or extended under the Credit Agreement may at certain times be, or be reduced to, zero. A zero balance, by itself, does not affect any Issuing Bank's obligation to issue or extend Letters of Credit or to make payments upon draws under Letters of Credit or any Lender's obligation to advance Revolving Credit Loans or to participate in Letters of Credit subject to the conditions stated in the Credit Agreement. Each of the security interest of the Trustee or Mortgagee hereunder and the priority of the lien of this Mortgage will remain in full force and effect with respect to all of the Obligations notwithstanding such a zero balance of the Revolving Credit Loans, and obligations with respect to Letters of Credit and the lien of this Mortgage will not be extinguished, terminated or released except as expressly provided in this Mortgage or the Credit Agreement.

                                   ARTICLE II
                                   ----------

     THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS SHALL BE AN
     EVENT OF DEFAULT UNDER THIS MORTGAGE:

     Section 1. Event of Default Under the Fundamental Documents. The occurrence of any Event of Default under the Credit Agreement or other Fundamental Documents.

     Section 2. Transfers. If the Mortgaged Property, any part thereof, any interest therein, or any interest in Grantor shall be transferred, conveyed, sold, assigned or encumbered, except as expressly permitted by this Mortgage, the Credit Agreement or other Fundamental Documents.

     Section 3. Breach of Covenants. Grantor shall have failed to perform any of the terms, covenants, conditions or undertakings contained in this Mortgage, and such default shall continue unremedied for thirty (30) days after a Grantor receives notice thereof from Mortgagee.

                                   ARTICLE III
                                   -----------

     SHOULD ANY EVENT OF DEFAULT BE MADE BY THE GRANTOR, THE
     TRUSTEE OR THE MORTGAGEE MAY TAKE ANY OR ALL OF THE
     FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

     Section 1. Acceleration. The Trustee or Mortgagee may declare the entire Secured Indebtedness to be due and payable immediately, and upon any such declaration, the entire unpaid balance of the Secured Indebtedness shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Grantor, anything herein or in any other Fundamental Documents notwithstanding.

     Section 2. Possession. The Trustee or Mortgagee shall have the right forthwith after any such Event of Default to enter upon, and take possession of, the Mortgaged Property, and to lease and let the said Mortgaged Property, and to receive all the Rents thereof which are overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured, and the holder of this Mortgage is given and granted full power and authority to do any act or thing which the Grantor or the successors or assigns of the Grantor who may then own the Mortgaged Property might or could do in connection with the management and operation of the Mortgaged Property (including, without limitation, complete the construction of the Improvements and, in the course of such completion, make such changes as Mortgagee deems advisable). This remedy shall be effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents. Costs and expenses (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) incurred by the Trustee and Mortgagee under this Section shall become part of the Secured Indebtedness secured hereunder.

     Section 3. Foreclosure. (a) The Trustee or Mortgagee may institute an action of mortgage foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this Mortgage, and proceed thereon to final judgment and execution of the entire amount secured hereby including costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Mortgaged Property by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect. The failure to make any tenant a party defendant to a foreclosure proceeding and to foreclose its rights will not be asserted by the Grantor as a defense in any proceeding instituted by the Trustee or Mortgagee to collect the Obligations secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property. Costs and expenses incurred by the Mortgagee or Trustee (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) under this Section shall become part of the Secured Indebtedness secured hereby. Proceeds realized from a foreclosure of this Mortgage shall be applied in accordance with the provisions of Section 5 of this Article 3.

     (b) If Mortgagee elects to have foreclosure by exercise of the power of sale granted herein:

          (i) Upon such election, Trustee or Mortgagee shall give such notice of an Event of Default and election to sell as may then be required by Applicable Law, and shall advertise the sale in the manner prescribed by Applicable Law.

     Upon the expiration of such time following the advertisement of sale, and the giving of such notice of sale as may then be required by Applicable Law, and without the necessity of any demand on Grantor, the Trustee or the Mortgagee as applicable, at the time and place specified in the notice and advertisement of sale, shall sell the Mortgaged Property, upon such terms and conditions as shall be required under Applicable Law. The Trustee or the Mortgagee, as applicable, may from time to time postpone any sale by public announcement at the time and place noticed therefor. Any person, including Grantor, Trustee or Mortgagee, may purchase at any sale.

          (ii) Upon any sale, the Trustee or Mortgagee, as applicable, Trustee shall execute and deliver to the purchaser a deed conveying the Mortgaged Property, with special warranty, and the purchaser shall be let into immediate possession. If Grantor, or its heir, executor, administrator, successor or assign, occupies the Mortgaged Property at the time of its sale: (x) each and all shall immediately become the tenant of the purchaser, under a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rent per day based upon the value of the Mortgaged Property, such rent to be due daily to the purchaser; (y) an action in unlawful detainer shall lie if the tenant holds over after a demand in writing for possession of the Mortgaged Property; and (z) this agreement and the deed delivered by the Trustee or Mortgagee, as applicable, shall constitute the agreement under which any such tenant's possession arose and continued. The recitals in any deed delivered by Trustee of facts, such as the occurrence of an Event of Default, the giving of notice of default and notice of sale, demand that such sale be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition, shall be prima facie proof of the truth of such facts.

          (iii) The Trustee or the Mortgagee, as applicable, is hereby irrevocably appointed the true and lawful attorney-in-fact of Grantor to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so-sold and to execute all necessary instruments of conveyance, assignment and transfer. The Trustee or the Mortgagee, as applicable, may substitute one or more Persons with like power. Grantor hereby ratifies and confirms all that Trustee or Mortgagee, or any substitute of either of them, shall lawfully do by virtue-hereof. Nevertheless, upon request by Trustee or Mortgagee, Grantor shall ratify and confirm any sale by executing and delivering to Trustee , Mortgagee or the purchaser all instruments requested by Trustee or Mortgagee.

     (c) Upon any sale made under this Mortgage, whether made under or by virtue of the power of sale herein granted, judicial proceedings or a judgment or decree of foreclosure and sale, Mortgagee (on its behalf or on behalf of the Secured Parties) and any Secured Party may bid for and acquire the Mortgaged Property or any part thereof, and Mortgagee and any Secured Party in lieu of paying cash therefor may make settlement for the sales price by crediting against the sales price some or all of the Secured Indebtedness owing to such Secured Party (or, in the case of Mortgagee, owing to all Secured Parties) after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Trustee or Mortgagee is authorized to deduct.

     (d) Any sale made under this Mortgage, whether made under or by virtue of the power of sale herein granted, judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the Mortgaged Property and rights so sold, and shall be a perpetual bar, both at law and in equity, against Grantor and all Persons who may at any time claim the same, or any part thereof, from, through or under Grantor. Grantor hereby expressly waives any right to direct the order in which the Mortgaged Property shall be sold pursuant hereto.

     (e) To the fullest extent permitted by law, Grantor will not at any time insist upon, plead, or in any manner whatsoever claim, take or insist upon any benefit or advantage of any stay, extension or moratorium law; any law pertaining to the marshaling of assets or the administration of estates or decedents; any exemption from execution or sale (including, but not limited to, any exemption of homestead); any law providing for valuation or appraisal prior to any sale pursuant to this Mortgage, or any decree, judgment or order of any court of competent jurisdiction; any law allowing redemption of Mortgaged Property sold; or any law, now or at any time hereafter in force, which may affect the covenants and terms or performance of this Mortgage; and Grantor (for itself and all who claim under it) hereby expressly waives all benefit or advantage of such laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee or Mortgagee, but to suffer and permit the execution of every power as though no such laws had been made or enacted.

     (f) Grantor hereby requests that a copy of any Notice of Default and a copy of any Notice of Sale under this Mortgage be mailed to Grantor at Grantor's address for Notices as set forth in Section 2 of Article IV.

     Section 4. Sale. The Trustee or Mortgagee may, either with or without entry or taking possession of the Mortgaged Property as provided in this Mortgage or otherwise, personally or by its agents, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part thereof pursuant to any procedures provided by Applicable Law and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entirety or in parcels, and at such time and place, and upon such terms and after such notice as may be required or permitted by Applicable Law.

     Section 5. Application of Proceeds; Excess Monies. The proceeds of any sale made under or by virtue of this Article, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, together with any other sums which may then be held by Trustee or Mortgagee pursuant to this Mortgage, whether under the provisions of this Article or otherwise, shall be applied in accordance with Applicable Law, and to the extent not inconsistent, as follows:

     (a) first, to Mortgagee for payment of the costs and expenses (including, without limitation, all reasonable attorneys' fees, expenses and charges through all appeals) of such sale and of all expenses, liabilities and advances made or incurred by Trustee or Mortgagee under this Mortgage, and all taxes and assessments due upon the Mortgaged Property at the time of such sale, except any taxes or assessments subject to which the Mortgaged Property shall have been sold;

     (b) second, to the payment of whatever may then remain unpaid on account of the Secured Indebtedness with interest thereon from the date such sums were required to be paid in accordance with the terms of the Credit Agreement, the Fundamental Documents or other documents related to any Secured Indebtedness; and,

     (c) the balance to whomsoever may be lawfully entitled to receive the same.

     Section 6. Deficiency Decree. If, at any foreclosure proceeding, the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property of Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Property and the property of Grantor and of the Rents thereof after such sale and until such deficiency decree is satisfied in full.

     Section 7. Appointment of Receiver. The Trustee or Mortgagee may have a receiver of the Rents of the Mortgaged Property appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Grantor or any person who may be legally or equitably liable to pay monies secured hereby, and the Grantor and each such person waive such proof and consent to the appointment of a receiver.

     Section 8. Waivers of Right. Along with any and all agreements, waivers and relinquishments made by Grantor under this Mortgage and the other Fundamental Documents, Grantor waives (i) the benefit of all Applicable Laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Mortgaged Property; and (ii) the benefit of all Applicable Laws that may be hereafter enacted in any way extending the time for enforcing collection of the Secured Indebtedness, or creating or extending a period of redemption from any sale made in collecting the Secured Indebtedness. Grantor acknowledges and agrees that the Real Property Assets are located in more than one State and therefor Grantor waives and relinquishes any and all rights it may have, whether at law or equity, to require Trustee or Mortgagee to proceed to enforce or exercise any rights, powers and remedies they may have in any particular manner, in any particular order, or in any particular State or other jurisdiction. Grantor further agrees that any particular proceeding, including without limitation foreclosure through court action (in a state or federal court) or power of sale, may be brought and prosecuted in the local or federal courts of any one or more States as to all or any part of the Real Property, wherever located, without regard to the fact that any one or more prior or contemporaneous proceedings have been situated elsewhere with respect to any other part of the Real Property. To the fullest extent that Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution or extension, and Grantor, for Grantor, Grantors' heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, marshaling, stay of execution, extension, and notice of election to mature or declare due the whole of the Secured Indebtedness in the event of foreclosure of the liens hereby created. Grantor further agrees that if any law referred to in this Section and now in force, of which Grantor, Grantor's heirs, devisees, representatives, successors and assigns or other person might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. Grantor expressly waives and relinquishes any and all rights and remedies that Grantor may have or be able to assert by reason of the laws of the State of jurisdiction pertaining to the rights and remedies of sureties. Grantor makes these agreements, waivers and relinquishments knowingly after consulting with and considering the advice of independent legal counsel selected by Grantor.

     Section 9. Other Remedies. In an Event of Default, the Trustee or Mortgagee may also exercise any and all remedies available to it in law or in equity or in the Credit Agreement or in the other Fundamental Documents or otherwise without regard as to any particular order of remedy exercised. Without limiting the foregoing, Trustee or Mortgagee shall be entitled to enforce payment and performance of the Secured Indebtedness or the Obligations and to exercise all rights and powers under this Mortgage or under any Fundamental Document or other agreement or any laws now or hereafter in force, notwithstanding that some or all of the Secured Indebtedness and the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Mortgagee's right to realize upon or enforce any other security now or hereafter held by Trustee or Mortgagee, it being agreed that Trustee and Mortgagee, and each of them, shall be entitled to enforce this Mortgage and any other security now or hereafter held by Trustee or Mortgagee in such order and manner as they or either of them may in their absolute discretion determine. No right or remedy herein conferred upon or reserved to Trustee or Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Fundamental Documents to Trustee or Mortgagee, or to which Trustee or Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Mortgagee and either of them may pursue inconsistent remedies.

     Section 10. Multisite Collateral. If (a) the Real Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county or city, or (b) in addition to this Mortgage, Trustee or Mortgagee shall now or hereafter hold or be the mortgagee or beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) securing the Secured Indebtedness upon other property in the State in which the Real Property is located (whether or not such property is owned by Grantor or by others) or (c) both the circumstances described in clauses (a) and
(b) shall be true, then to the fullest extent permitted by law, Trustee or Mortgagee may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Secured Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county or city in which any of such collateral is located. Grantor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Mortgagee to extend the Secured Indebtedness, and Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Grantor further agrees that if Trustee or Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Secured Indebtedness, or if Trustee or Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Real Property is located, Trustee or Mortgagee may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Grantor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Mortgaged Property in a trustee's sale, to foreclose this Mortgage or the exercise of any other rights hereunder or the recovery of any judgment by Trustee or Mortgagee or the occurrence of any sale by the Trustee or Mortgagee in any such proceedings shall not prejudice, limit or preclude Trustee's or Mortgagee's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for any such sale of) any other collateral (either in or outside the State in which the Real Property is located) which directly or indirectly secures the Secured Indebtedness, and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that, to the fullest extent permitted by law, Trustee or Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Secured Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

     Section 11. JURY WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, WHICH CANNOT BE WAIVED, IT IS MUTUALLY AGREED BY AND BETWEEN GRANTOR, TRUSTEE AND MORTGAGEE THAT THE RESPECTIVE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MORTGAGE AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN GRANTOR, TRUSTEE AND MORTGAGEE.

     Section 12. Service of Process. In the event the Trustee or Mortgagee brings any action or commences any proceeding to enforce the provisions of this Mortgage, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made in accordance with Section 13.13 of the Credit Agreement. Nothing in this Section shall affect the right of the Trustee or Mortgagee to serve legal process in any other manner permitted by law.

     Section 13. Invalidity of Certain Provisions. If the lien of this Mortgage is invalid or unenforceable as to any part of the Secured Indebtedness, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially secured portion of the Secured Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Secured Indebtedness, and all payments made on the Secured Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Secured Indebtedness that is not secured or fully secured by the lien of this Mortgaged Property.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

     Section 1. Cumulative Rights. The rights and remedies herein expressed to be vested in or conferred upon the Trustee and Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any Applicable Law. The failure, at any one or more times, of the Trustee or Mortgagee to assert the right to declare the Secured Indebtedness due or the granting of any extension or extensions of time of payment of the Secured Indebtedness either to the maker or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of this Mortgage, the Credit Agreement, the other Fundamental Documents or other obligations accompanying this Mortgage, or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Trustee or Mortgagee hereunder, nor operate as a release from any personal liability upon the Credit Agreement and the other Fundamental Documents or obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said obligation.

     Section 2. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or if by facsimile communications equipment, delivered by such equipment) addressed, (a) if to the Mortgagee, to it at 901 Main Street, 66th floor, TX1-492-66-01, Dallas, TX 75202, Attn: Jay Wampler, Facsimile No.: 214-209-3533 with a copy to Bank of America, N.A., 101 North Tryon, Charlotte, NC 28255, NC1-001-1504, Attn: Credit Services, Facsimile No.: 704-409-0023, with a courtesy copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, Attn: Margot B. Schonholtz, Esq., Facsimile No.: 212-309-6273, or (b) if to Grantor, to it at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642, Attn: General Counsel, Facsimile No.: 502-357-9001, with a courtesy copy to Maurice M. Lefkort, Esq., Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, Facsimile No.: 212-728-8111, or (c) such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of any Person giving notice pursuant to this Section to provide a courtesy copy to a party as provided herein shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Mortgage shall be deemed to have been given (x) on the date of receipt, when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, (y) when delivered, if delivered by hand or overnight courier service or (z) when receipt is acknowledged, if by facsimile communications equipment, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked written direction from such party. No notice to or demand on Grantor shall entitle Grantor to any other or further notice or demand in the same, similar or other circumstances.

     Section 3. Trustee. (a) Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation in lieu thereof for any services rendered by it in accordance with the terms hereof.

     (b) Grantor shall pay all costs, fees and expenses of Trustee, its agents and counsel, in connection with the performance of its duties hereunder.

     (c) Trustee may resign at any time upon giving thirty (30) days' notice in writing to Grantor and to Mortgagee.

     (d) In the event of Trustee's death, removal, resignation, refusal to act, or inability to act or, in the sole discretion of Mortgagee for any reason whatsoever, Mortgagee may, at any time or from time to time without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor Trustee by written instrument duly recorded in the county where the Mortgaged Property is located. All powers, rights, duties and authority of Trustee shall immediately become vested in any successor so appointed without conveyance from the predecessor Trustee. No substitute Trustee shall be required to give bond for the performance of his duties unless required by Mortgagee. The appointment may be executed by Mortgagee or any authorized agent of Mortgagee and shall be conclusively presumed to have been executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of Mortgagee. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee, or its successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees on behalf of itself, and its heirs, executors, administrators and assigns, that the recitals contained in any deed executed in due form by Trustee or any substitute Trustee, acting under the provisions of this Mortgage, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, other than by such recitals, the existence of any facts essential to authorize the execution and delivery of any such deed and the passing of title thereby.

     (e) Trustee may act upon any instrument which Trustee in good faith believes to be genuine and signed by the proper party(s) and Trustee shall not be liable for any action taken or suffered in reliance thereon.

     (f) Upon written request of Mortgagee, Trustee shall reconvey, without warranty, the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be prima facie proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     Section 4. Successors and Assigns. This Mortgage and all its terms, covenants, conditions, and provisions are intended and shall be held to be real covenants running with the Land and shall bind Grantor and Grantor's heirs, legal representatives, successors, assigns, and any and all subsequent owners, successors in title, encumbrancers, and tenants of the Real

Property and shall inure to the benefit of Trustee and Mortgagee and Trustee's and Mortgagee's successors, assigns and legal representatives and all subsequent holders of this Mortgage.

     Section 5. Gender. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

     Section 6. Severability. If any court determines that any provision of this Mortgage is void or unenforceable, the Mortgage shall remain in effect in accordance with its terms excluding the provision declared void or unenforceable, unless Mortgagee (in Mortgagee's exclusive discretion) determines that the entire Mortgage should be terminated. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Mortgage shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Mortgage.

     Section 7. Amendment. This Mortgage may not be changed or terminated, or any term or provision thereof waived or discharged, except in writing signed by the party against whom such change, termination, waiver or discharge is sought. Schedules "A" and "B" and the Rider annexed hereto are made a part of this Mortgage as though fully set forth herein.

     SECTION 8. GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE IN WHICH THE REAL PROPERTY IS LOCATED.

     Section 9. Limitation of Interest. It is the intent of Grantor, Trustee and Mortgagee in the execution of this Mortgage and all other Fundamental Documents to contract in strict compliance with the usury laws governing the Secured Indebtedness evidenced by the Credit Agreement and the other Fundamental Documents. In furtherance thereof, Grantor, Trustee and Mortgagee stipulate and agree that none of the terms and provisions contained in the Fundamental Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loan evidenced by the Credit Agreement and the other Fundamental Documents. Grantor or any Guarantor, endorser or other party now or hereafter becoming liable for the payment of the Secured Indebtedness shall never be required to pay interest on the Secured Indebtedness at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loans evidenced by the Credit Agreement and the other Fundamental Documents, and the provisions of this Section shall control over all other provisions of the Credit Agreement and the other Fundamental Documents and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Secured Indebtedness shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by the laws governing the Loan evidenced by the Credit Agreement and the other Fundamental Documents, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the unpaid principal balance of the Secured Indebtedness and, if in excess of such balance, shall be immediately returned to Grantor upon such determination.

     Section 10. Conflict. In case of any conflict or inconsistency between any provision of this Mortgage and the Credit Agreement, the provisions of the Credit Agreement shall control.

                   [Signature page follows on the next page.]

     THE GRANTOR HEREBY DECLARES THAT THE GRANTOR HAS READ THIS MORTGAGE, HAS SIGNED THIS MORTGAGE AS OF THE DATE AT THE TOP OF THE FIRST PAGE AND THE GRANTOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE AND COMPLETE COPY OF THIS MORTGAGE.

     IN WITNESS WHEREOF, the Grantor has duly caused this Mortgage to be duly executed and delivered as of the day and year first above written.

Attest:                                 VENTAS REALTY, LIMITED PARTNERSHIP,
                                        a Delaware Limited Partnership

/s/ John C. Thompson                      By: VENTAS, INC., a Delaware
--------------------------------              corporation, General Partner
John C. Thompson, Vice President


[CORPORATE SEAL]


Signed and Acknowledged in                By: /s/ T. Richard Riney
the Presence of:                              ------------------------------
                                              T. Richard Riney, Executive Vice
                                              President, General Counsel and
/s/ Dean Zucchero                             Secretary
--------------------------------
Dean Zucchero                                 Address: 4360 Brownsboro Road,
                                              Suite 115, Jefferson County,
/s/ Camille Inocelda                          Louisville, Kentucky 40207-1642
---------------------------------
Camille Inocelda



This instrument was prepared by
and recorded counterparts should
be returned to:

Mario J. Suarez, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

     Before me, a Notary Public in and for said County and State, personally appeared T. Richard Riney, the Vice President of Ventas Inc., a Delaware corporation, in its capacity, as general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, who acknowledged execution of the foregoing instrument for and on behalf of said corporation, and who, having been duly sworn, stated that the representations therein contained are true.


                                        /s/ Shannon Scott
                                        ------------------------------
                                                Notary Public

                          RIDER ANNEXED TO AND FORMING
                A PART OF MORTGAGE, DATED AS OF JANUARY 31,2000,
         BY AND BETWEEN VENTAS REALTY, LIMITED PARTNERSHIP, GRANTOR AND
            BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORTGAGEE

THIS RIDER CONTAINS PROVISIONS APPLICABLE TO THE LAWS AND CUSTOMS OF THE STATE OF INDIANA WHICH, TO THE EXTENT PROVIDED HEREIN, MODIFY, SUPPLEMENT AND SUPERSEDE THE MORTGAGE TO WHICH THIS RIDER IS ANNEXED. IF AND TO THE EXTENT THAT ANY OF THE PROVISIONS OF THIS RIDER CONFLICT WITH, OR ARE OTHERWISE INCONSISTENT WITH, ANY OF THE PROVISIONS OF THE MORTGAGE, WHETHER OR NOT SUCH INCONSISTENCY IS EXPRESSLY NOTED IN THIS RIDER, THE PROVISIONS OF THIS RIDER SHALL PREVAIL.

     1. Definitions of Terms. Except as herein otherwise expressly provided, all capitalized terms used herein shall have the same definition as in the Mortgage. In case of any conflict or inconsistency between any provision of this Rider and the Credit Agreement, the provisions of the Credit Agreement shall control.

     2. The following language shall be added at the second Whereas entitled "SECURED INDEBTEDNESS" after the phrase "secured by this Mortgage":

          ", which Secured Obligations, after the date hereof, provide for loans, letters of credit and other extensions of credit in the maximum principal amount outstanding at any time of the Mortgage Amount with a stated maturity date of the Maturity Date."

     3. In accordance with IC 32-8-11-9, this Mortgage shall secure all future modifications, extensions and renewals of the Secured Indebtedness, and any future advances and obligations made or incurred pursuant to the terms of the Credit Agreement or under or in respect of any one or more of the other Fundamental Documents, whether for principal, interest, expenses, indemnification or otherwise, and the term "Secured Indebtedness" shall include all such future modifications, extensions, renewals, advances and obligations. Such future advances to be made in an aggregate outstanding principal amount not to exceed the Mortgage Amount.

     4. In the event Mortgagee commences suit to foreclose the lien of this Mortgage following the occurrence, and during the continuance, of an Event of Default, Mortgagor hereby consents to the appointment of a receiver to take possession of and to operate, maintain, develop and manage the Mortgaged Property or any part thereof.

                                                                   Facility #111
                                                                              IN


                                   SCHEDULE A
                                    THE LAND

THAT PORTION OF LAND SITUATE IN LOT NUMBER 84 OF THE ILLINOIS GRANT IN FLOYD COUNTY, INDIANA, NEW ALBANY TOWNSHIP, AND BEING DESCRIBED AS FOLLOWS:

CONSIDERING THE SOUTHEASTERLY LINE OF LOT NUMBER 84 OF THE ILLINOIS GRANT IN FLOYD COUNTY AS BEARING NORTH 54 DEGREES 35 MINUTES 00 SECONDS EAST WITH ALL OTHER BEARINGS HEREIN CONTAINED RELATIVE THERETO: BEGINNING AT A FOUND STONE ON THE SOUTHEASTERLY LINE OF LOT NO. 84 OF THE ILLINOIS GRANT AT THE COMMON CORNERS OF LOTS NUMBER 62 AND 63 OF THE ILLINOIS GRANT AS ESTABLISHED BY A LEGAL SURVEY AS RECORDED IN SURVEY RECORD BOOK, PAGES 224 AND 225 IN THE FLOYD COUNTY, INDIANA SURVEYOR'S OFFICE: THENCE ON AND ALONG THE SOUTHEASTERLY LINE OF LOT NUMBER 84 AND THE NORTHWESTERLY LINE OF LOT NUMBER 63 54 DEGREES 35 MINUTES 00 SECONDS EAST 2366.30 FEET DEED AND MEASURED TO A FOUND 1 1/8" STEEL BAR ON THE CENTERLINE OF THE ST. JOSEPH ROAD; THENCE ON AND ALONG SAID CENTERLINE NORTH 29 DEGREES 58 MINUTES 22 SECONDS WEST 957.70 FEET DEED AND MEASURED TO A SET PK NAIL ON THE SOUTHEASTERLY LINE OF THE LAND DESCRIBED IN DEED DRAWER 11 PAGE 2618; THENCE ON AND ALONG SAID SOUTHEASTERLY LINE SOUTH 60 DEGREES 01 MINUTES 38 SECONDS WEST 30.00 FEET TO A SET REBAR ON THE SOUTHWESTERLY RIGHT OF WAY LINE FOR ST JOSEPH ROAD BEING THE TRUE PLACE OF BEGINNING; THENCE CONTINUING ON AND ALONG SAID SOUTHEASTERLY LINE SOUTH 60 DEGREES 01 MINUTES 38 SECONDS WEST 714.50 FEET TO A FOUND REBAR ON THE WESTERLY LINE OF SAID DEED: THENCE ON AND ALONG SAID WESTERLY LINE NORTH 35 DEGREES 57 MINUTES

12 SECONDS WEST 538.05 FEET DEED AND MEASURED TO A FOUND REBAR ON THE NORTHERLY LINE OF SAID DEED RECORD; THENCE ON AND ALONG SAID NORTHERLY LINE NORTH 55 DEGREES 38 MINUTES 46 SECONDS EAST 261.77 FEET TO A FOUND REBAR; THENCE CONTINUING ON AND ALONG SAID NORTHERLY LINE NORTH 56 DEGREES 34 MINUTES 03 SECONDS EAST 510.54 FEET TO A SET REBAR ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE FOR THE ST. JOSEPH ROAD; THENCE ON AND ALONG SAID LINE SOUTH 29 DEGREES 58 MINUTES 22 SECONDS EAST 585.00 FEET TO THE PLACE OF BEGINNING.

                                  SCHEDULE "B"
                                  ------------

                          THE LEASES AND GROUND LEASES
                          ----------------------------

     Master Lease Agreement General Terms and Conditions dated as of April 30, 1998 between Ventas, Inc. (formerly known as Vencor, Inc.), First Healthcare Corporation, Nationwide Care, Inc., Northwest, Healthcare, Inc., Hillhaven of Central Florida, Inc., Hillhaven/Indiana Partnership, St. George Nursing Home Limited Partnership, Vencor Hospitals East, Inc., Hahnemann Hospital, Inc., Vencor Hospitals Illinois, Inc., Carolwood Care Center, Windsor Woods Nursing Home Partnership, San Marcos Nursing Home Partnership, New Pond Village Associates, Health Haven Associates, L.P., Oak Hill Nursing Associates, L.P., and Ventas Realty, Limited Partnership, as lessors, and Vencor Healthcare, Inc. and Vencor Operating, Inc., as tenant, as amended, modified, restated, extended, supplemented, renewed or consolidated from time to time.